Citi 2014 Global Energy and Utilities Conference May 14, 2014 Exhibit 99.1

Forward Looking Statements

This material and any oral statements made in connection with this material include "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934.  Statements made which provide the Company’s or management’s intentions, beliefs, expectations or predictions for the future are forward-looking statements and are inherently uncertain. The opinions, forecasts, projections or other statements other than statements of historical fact, including, without limitation, plans and objectives of management of the Company are forward-looking statements. It is important to note that actual results could differ materially from those discussed in such forward-looking statements. Important factors that could cause actual results to differ materially include the risk factors and other cautionary statements contained from time to time in the Company’s SEC filings, which may be obtained by contacting the
Company or the SEC. These filings are also available through the Company’s website at http://www.patenergy.com or through the SEC’s Electronic Data Gathering and Analysis Retrieval System (EDGAR) at
http://www.sec.gov.
We undertake no
obligation to publicly update or revise any forward-looking statement. Statements made in this presentation include non-GAAP financial measures. The required reconciliation to GAAP financial measures are included on our website and at the end of this presentation.

Patterson-UTI Energy is a leading provider of contract drilling and pressure pumping services

Contract Drilling

…and Expected as of March 31, 2015
APEX-XK 1500™
APEX-XK 1000™
APEX WALKING
®
APEX 1500
®
APEX 1000
®
Total APEX
®
Rigs
Class
APEX
®
Rigs as of May 14, 2014
42
4
49
44
11
150
3/31/2015
A leader in high specification drilling rigs
22
4
49
44
11
130
5/14/2014
APEX
®
Rig Fleet

Permian Basin
54 Rigs
Large Geographic Footprint
6
PTEN’s Active U.S. Land Drilling Rigs
as of May 2014
East Texas
Appalachia
& Midwest
North Texas
Mid-Continent
Rockies
South Texas
33 Rigs
34 Rigs
24 Rigs
37 Rigs
6 Rigs
14 Rigs

2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14

PATTERSON-UTI
ENERGY INC.

Improving Average Revenue Per Day

Patterson-UTI Total Average Revenue Per Day
Excludes early-termination revenues during the third and fourth quarter of 2013 of $3,600 per day and $130 per day, respectively.
10,000
12,000
14,000
16,000
18,000
20,000
22,000
24,000
26,000

Pressure Pumping

Growing Pressure Pumping Business

Investments in Pressure Pumping…
…Have Increased Fleet Size and Quality
65
800
* Includes acquisition of approximately 210,000 pressure pumping horsepower in October 2010
0
200
400
600
800
1000
2006 2007 2008 2009 2010* 2011 2012 2013 2014E
Year End
Fracturing Horsepower Other Horsepower

Southwest Region:
Northeast Region:
Fracturing horsepower: 350,000
Other horsepower: 28,000
Fracturing horsepower: 320,000
Other horsepower: 54,000
A Significant Player in Regional Markets
Pressure Pumping Areas
10
48%
52%
Fracturing Horsepower

A Leader in Bi-Fuel Technology
11
•
One of the largest bi-fuel frac
fleets in the Marcellus
•
Approximately 700 stages
completed using natural gas as a
fuel source
•
Replaced more than 358,000
gallons of diesel with cleaner
burning natural gas
•
Eliminated 2.6 million pounds of
transportation loads on local
roads
http://patenergy.com/pressurepumping/services

Why Invest in Patterson-UTI Energy?
•
Continuing Transformation
– Committed to high-spec land rigs where
demand remains strong
– Creating value through focus on well
site execution
•
Technology leader
– Leader in walking rigs for pad drilling
– Innovator in use of natural gas as a fuel
source for both drilling and pressure
pumping
•
Financially flexible
– Strong balance sheet
– History of share buybacks
– Dividends

Citi 2014 Global Energy and Utilities Conference May 14, 2014

Additional References

Contract Drilling
•
High quality fleet of land drilling
rigs including 130 APEX ® rigs
•
Leader in walking rig technology for
pad drilling applications
•
Large footprint across North
American drilling markets
Patterson-UTI reported results for the year ended December 31, 2013
15
Pressure
Pumping
36%
Oil &
Natural
Gas
2%
Contract
Drilling
62%
Components of Revenue

Pressure Pumping
•
High quality fleet of modern pressure
pumping equipment
•
A leader in natural gas bi-fuel
technology
•
Strong reputation for regional
knowledge and efficient operations
Patterson-UTI reported results for the year ended December 31, 2013
16
Pressure
Pumping
36%
Oil &
Natural
Gas
2%
Contract
Drilling
62%
Components of Revenue

Contract Drilling Capital Expenditures and Acquisitions
($ in millions)
Investing in Our Drilling Rig Fleet
More than $4.5 billion invested since 2005
2006 2007 2008 2009 2010 2011 2012 2013 2014E
$531
$540
$361
$395
$656
$785
$745
$505
$700

Why invest in APEX ® rigs? …the impact has been transformative!

2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14

PATTERSON-UTI ENERGY INC.

Greater Consistency in Rig Activity 19 Active APEX ® Rig Count 0 20 40 60 80 100 120 140

2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14

PATTERSON-UTI
ENERGY INC.

Rig Count by Rig Class 20 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% APEX® Other Electric Mechanical

2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14

PATTERSON-UTI
ENERGY INC.

Greater Stability of Utilization 21 APEX ® Rig Utilization 0% 20% 40% 60% 80% 100% 120%

Contribution from High Specification Rigs

Preferred rigs account for approximately
87% of Contract Drilling EBITDA
2010 2011 2012 2013
APEX® & Other Electric Mechanical
Excludes early-termination revenues during the third and fourth quarter of 2013 of $62.8 million and
$2.4 million, respectively.

Why invest in APEX ® rigs? …the outlook remains strong!

U.S. Rig Count % by Drilling Type
High-Spec rigs account
for less than half of the
total horizontal rig count
Continued Demand for APEX
®
Rigs
0%
10%
20%
30%
40%
50%
60%
70%
80%
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014
% Horizontal % Vertical

High-Specification Rigs by Owner Type
Consolidated Segment of Industry
Big 3 U.S. land drillers control almost
70% of the high specification rigs in the U.S.
Next 5
Largest
Public
Drillers
Big 3
U.S.
Land
Drillers
Others

Why invest in APEX ® rigs? …Patterson-UTI is a technology leader!

APEX WALKING
®
Rigs
27
•
Capable of walking with drill pipe
and collars racked in derrick
•
Full multi-directional walking
capability
•
Walking times average 45 minutes
for 10’ – 15’ well spacing
http://patenergy.com/drilling/technology/apexwalk

Strong Demand for Pad Drilling
28
•
Pad drilling is contributing to
increasing rig efficiency
•
Pad drilling capable rigs are
highly utilized
•
All new APEX
®
rigs
completed in 2014 are
expected to have walking
systems
http://patenergy.com/drilling/technology

APEX-XK™ Rig Walking on Pad 29 http://patenergy.com/drilling/technology/apexwalk/ Video of APEX-XK™ Rig 29

The APEX-XK
™
30
•
Enhanced mobility including more
efficient rig up and rig down
•
Greater clearance under rig floor for
optional walking system
•
Advanced environmental spill
control integrated into drilling floor
•
Optimized number of truck loads for
rig moves
•
Available in both 1500 HP and 1000
HP
http://patenergy.com/drilling/technology

PATTERSON-UTI
RIG 247
APEXXK 1500

PATTERSON-UTI
ENERGY INC.

Enhancing our Position in Pad Drilling 31 Walking Systems Can be Added to Any Rig in Our Fleet… …Allowing for True Multi-Directional Pad Drilling Capabilities 31

Enhancing our Position in Pad Drilling 32 http://patenergy.com/drilling/technology 32

Early Adopter of Natural Gas Engines 33 http://patenergy.com/drilling/technology 33

Using Natural Gas as a Fuel Source
34
• First contract driller to use GE’s
Waukesha natural gas engines on
a modern land rig
• 34 rigs currently configured to use
natural gas as the primary fuel
source including 7 natural gas
powered rigs and 27 bi-fuel
capable rigs
• We plan to add GE Waukesha
engines to two additional rigs and
upgrade 11 additional rigs with bi-
fuel systems during the remainder
of 2014
• Natural gas powered rigs can
result in up to 80% lower fuel
costs
http://patenergy.com/drilling/technology

Active in Unconventional Plays

PTEN’s Active Rigs in Unconventional Areas
as of May 2014
Bakken
Piceance
Haynesville
Marcellus
Barnett
20 Rigs
Eagle Ford
2 Rigs
20 Rigs
2 Rigs
35 Rigs
5 Rigs
Utica
13 Rigs
Woodford
2 Rigs

AC-powered rigs represent less than half
of the horizontal rig count
Total U.S. Horizontal Rig Count by Power Type
Continued Demand for APEX
®
Rigs
Analysis from Patterson-UTI Energy based on IHS drilling data
36
SCR
AC
Mechanical

Term Contract Coverage
•
Based on term contracts in place as of April 24, 2014
–
An average of 137 rigs expected under term contract in the
second quarter of 2014
–
An average of 111 rigs expected under term contract during
the remaining three quarters of 2014
•
PTEN expects to continue signing term contracts
Improving earnings visibility and returns stability
37
•
Drilling term contract revenue backlog of $1.04 billion at
March 31, 2014

Investing in Pressure Pumping

Pressure Pumping Capital Expenditures and Acquisitions
($ in millions)
Approximately $1 billion invested since 2005
$41
$48
$61
$43
$289
$198
$194
$123
$210
2006 2007 2008 2009 2010 2011 2012 2013 2014E

A Leader in Bi-Fuel Technology
•
Engines can burn a fuel mix
comprised of up to 70% natural
gas
•
Comparable torque and
horsepower as an all diesel engine
•
Reduces operating costs by
lowering fuel costs
•
Good for environmental
sustainability
http://patenergy.com/pressurepumping/services

UNIVERSAL
WELL SERVICES, INC.
NATURAL GAS
U7734

PATTERSON-UTI
ENERGY INC.

A Leader in Bi-Fuel Technology 40 http://patenergy.com/pressurepumping/services 40

Comprehensive Lab Services http://patenergy.com/pressurepumping/services 41

Financial Flexibility

$598 $637 $445 $453 $976 $1,012 $974 $662 $950 2006 2007 2008 2009 2010 2011 2012 2013 2014E Investing in Our Company 43 Capital Expenditures and Acquisitions ($ in millions)

Strong Financial Position

•
History of returning capital to investors
–
Cash Dividend
•
Initiated cash dividend in 2004
•
Recently announced doubling of quarterly cash dividend to
$0.10 per share
–
Stock Buyback
•
Total of $843 million repurchased since 2005
•
Repurchased $85.8 million of stock in 2013 at an average
price of $20.83
•
Approximately $187 million remaining authorization as of
March 31, 2014
•
Returned approximately $1.2 billion to shareholders since
2005

Strong Financial Position

Total Liquidity
($ in millions)
Liquidity defined as end of period cash plus availability under revolving line of credit
208
283
398
244
387
273
571
710
718
0
100
200
300
400
500
600
700
800
2006 2007 2008 2009 2010 2011 2012 2013 1Q14
Year End
Line of Credit Availability Cash

Strong Financial Position

Net Debt to Capital Ratio
$600 million of debt not due until at least 2020
6%
2%
-4%
-2%
15%
13%
18%
14%
13%
-10%
0%
10%
20%
30%
40%
50%
2006 2007 2008 2009 2010 2011 2012 2013 1Q14
Year End

Strong Financial Returns 47 Growth in Per-Share Book Value 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013

Strong Financial Position
•
Total liquidity of approximately $718 million
–
$258 million of cash at March 31, 2014
–
$460 million revolver availability at March 31, 2014
•
$432 million net debt at March 31, 2014
–
13.4% Net Debt/Total Capitalization
–
$300 million of 4.97% Series A notes due October 5, 2020
–
$300 million of 4.27% Series B notes due June 14, 2022
–
$90 million of 5-year term loan
•
No equity sales in last 13 years
•
Reduced share count by 27.9 million shares since
2005

PATTERSON-UTI ENERGY, INC.
Non-GAAP Financial Measures (Unaudited)
(dollars in thousands)
Non-GAAP Financial Measures
49
Three Months Ended
March 31,
2014 2013
Earnings Before Interest, Taxes, Depreciation and Amortization
(EBITDA)(1):
Net income $ 34,822 $ 56,230
Income tax expense 16,942 32,128
Net interest expense 7,012 6,593
Depreciation, depletion, amortization and impairment 147,322 136,435
EBITDA $ 206,098 $ 231,386
Total revenue $ 678,168 $ 667,039
EBITDA margin 30.4% 34.7%
EBITDA by operating segment:
Contract drilling $ 173,196 $ 170,171
Pressure pumping 35,585 58,751
Oil and natural gas 8,730 13,863
Corporate and other (11,413) (11,399)
Consolidated EBITDA
$ 206,098 $ 231,386
(1)  EBITDA is not defined by generally accepted accounting principles (“GAAP”).  We present EBITDA (a non-GAAP measure) because we believe it provides additional information with respect to both the performance of our fundamental business activities and our ability to meet our capital expenditures and working capital requirements.  EBITDA should not be construed as an alternative to the GAAP measures of net income or operating cash flow.

Non-GAAP Financial Measures

PATTERSON-UTI ENERGY, INC.
Non-GAAP Financial Measures (Unaudited)
(dollars in thousands)
(1)  EBITDA is not defined by generally accepted accounting principles (“GAAP”).  We present EBITDA (a non-GAAP measure) because we believe it provides additional information with respect to both the performance of our fundamental business activities and our ability to meet our capital expenditures and working capital requirements.  EBITDA should not be construed as an alternative to the GAAP measures of net income or operating cash flow.
2013 2012 2011 2010 2009 2008
Net income (loss) $ 188,009 $ 299,477 $ 322,413 $ 116,942 $ (38,290) $ 347,069
Income tax expense (benefit) 108,432 176,196 187,938 72,856 (17,595) 193,490
Net interest expense (income) 27,441 22,196 15,465 11,098 3,767 (923)
Depreciation, depletion, amortization and impairment 597,469 526,614 437,279 333,493 289,847 275,990
Net impact of discontinued operations - - (209) 1,778 1,979 15,190
EBITDA $ 921,351 $1,024,483 $ 962,886 $ 536,167 $ 239,708 $ 830,816
Total revenue $2,716,034 $2,723,414 $2,565,943 $1,462,931 $ 781,946 $2,063,880
EBITDA margin 33.9% 37.6% 37.5% 36.7% 30.7% 40.3%
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA)(1):